EXHIBIT 99.3

GSAA-04-07, Term Sheet - Price/Yield - AF4, To Maturity, Constant Libor, 100 PPC

Balance                   $45,430,000.00      Delay               24
Coupon                    6.016               Dated               8/1/2004
Settle                    8/31/2004           First Payment       9/25/2004

              Price           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
                              Yield           Yield           Yield           Yield           Yield
                      -------------   -------------   -------------   -------------   -------------
            98.9940          6.1396          6.2050          6.2315          6.2719          6.3008
            99.1190          6.1300          6.1911          6.2144          6.2454          6.2573
            99.2440          6.1204          6.1773          6.1974          6.2190          6.2139
            99.3690          6.1109          6.1635          6.1805          6.1926          6.1706
            99.4940          6.1013          6.1497          6.1635          6.1662          6.1273
            99.6190          6.0918          6.1359          6.1466          6.1399          6.0841
            99.7440          6.0823          6.1222          6.1298          6.1136          6.0410
            99.8690          6.0728          6.1085          6.1129          6.0874          5.9979
            99.9940          6.0633          6.0948          6.0961          6.0613          5.9550
           100.1190          6.0538          6.0811          6.0793          6.0351          5.9120
           100.2440          6.0444          6.0675          6.0626          6.0091          5.8692
           100.3690          6.0350          6.0539          6.0458          5.9830          5.8264
           100.4940          6.0256          6.0403          6.0291          5.9570          5.7837
           100.6190          6.0162          6.0267          6.0124          5.9311          5.7411
           100.7440          6.0068          6.0132          5.9958          5.9052          5.6985
           100.8690          5.9975          5.9996          5.9792          5.8793          5.6560
           100.9940          5.9881          5.9861          5.9626          5.8535          5.6135

                WAL           27.61           14.08           10.49            5.96            3.30
           Mod Durn          13.137           9.094           7.402           4.757           2.896
   Principal Window   Dec30 - Jun33   Oct13 - May29   Aug10 - Mar25   Mar08 - Sep18   Jan07 - Feb10

          LIBOR_1MO          1.5737          1.5737          1.5737          1.5737          1.5737
             Prepay           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
Optional Redemption        Call (N)        Call (N)        Call (N)        Call (N)        Call (N)

Swap Mat      1YR      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
Yld        2.3413   2.7677   3.2201   3.5684   3.8518   4.0853   4.2782   4.4410   4.5793   4.6977   4.8007   4.8927

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA-04-07, Term Sheet - Price/Yield - AF4, To Call, Constant Libor, 100 PPC

Balance                   $45,430,000.00      Delay               24
Coupon                    6.016               Dated               8/1/2004
Settle                    8/31/2004           First Payment       9/25/2004

              Price           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
                              Yield           Yield           Yield           Yield           Yield
                      -------------   -------------   -------------   -------------   -------------
            98.9940          6.1372          6.1637          6.1824          6.2314          6.2978
            99.1190          6.1275          6.1484          6.1631          6.2017          6.2539
            99.2440          6.1179          6.1331          6.1438          6.1720          6.2101
            99.3690          6.1083          6.1179          6.1246          6.1423          6.1663
            99.4940          6.0987          6.1026          6.1054          6.1127          6.1226
            99.6190          6.0891          6.0874          6.0862          6.0832          6.0790
            99.7440          6.0795          6.0722          6.0671          6.0537          6.0355
            99.8690          6.0700          6.0571          6.0480          6.0242          5.9920
            99.9940          6.0604          6.0419          6.0289          5.9948          5.9486
           100.1190          6.0509          6.0268          6.0099          5.9654          5.9052
           100.2440          6.0414          6.0117          5.9909          5.9361          5.8620
           100.3690          6.0320          5.9967          5.9719          5.9068          5.8188
           100.4940          6.0225          5.9816          5.9529          5.8776          5.7756
           100.6190          6.0131          5.9666          5.9340          5.8484          5.7326
           100.7440          6.0036          5.9516          5.9151          5.8192          5.6896
           100.8690          5.9942          5.9367          5.8963          5.7901          5.6466
           100.9940          5.9848          5.9217          5.8774          5.7611          5.6038

                WAL           27.23           11.83            8.64            5.07            3.26
           Mod Durn          13.065           8.225           6.527           4.232           2.868
   Principal Window   Dec30 - Feb32   Oct13 - Apr17   Aug10 - Apr14   Mar08 - Dec10   Jan07 - Feb09

          LIBOR_1MO          1.5737          1.5737          1.5737          1.5737          1.5737
             Prepay           0 PPC          75 PPC         100 PPC         150 PPC         200 PPC
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)

Swap Mat      1YR      2YR      3YR      4YR      5YR      6YR      7YR      8YR      9YR     10YR     11YR     12YR
Yld        2.3413   2.7677   3.2201   3.5684   3.8518   4.0853   4.2782   4.4410   4.5793   4.6977   4.8007   4.8927

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this materia is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.